UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017 (June 30, 2017)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-53919	26-3215092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant's Certifying Accountant.

On June 30, 2017, ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the "Fund") dismissed Ernst & Young LLP ("E&Y") as its independent registered public accounting firm.  The decision to dismiss E&Y was recommended and approved by ICON GP 14, LLC, the general partner (the "General Partner") of the Fund.  The decision was based on a desire to reduce the Fund's audit fees.

E&Y's audit reports on the Fund's financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Fund's two most recent fiscal years and in the subsequent interim period from January  1, 2017 through June 30, 2017, there were (i) no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in their reports on the financial statements for such years, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund has provided E&Y with a copy of this disclosure and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. E&Y has furnished the requested letter and it is attached hereto as Exhibit 16.1.

On July 6, 2017, the Fund engaged RSM US LLP ("RSM") as its new independent registered public accounting firm.  The decision to engage RSM was recommended and approved by the General Partner.

During the Fund's two most recent fiscal years and in the subsequent interim period from January 1, 2017 through July 6, 2017, neither the Fund nor anyone acting on its behalf consulted with RSM regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P.
By: ICON GP 14, LLC, its General Partner

Dated: July 6, 2017	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 6, 2017